Exhibit 99.1

Momentus Inc. Announces First Quarter 2022 Financial Results
SAN JOSE, CA – May 10, 2022 – Momentus Inc. (NASDAQ: MNTS) (“Momentus” or the "Company”), a U.S. commercial space company that plans to offer transportation and other in-space infrastructure services, today announced its financial results for the first quarter ended March 31, 2022.
"We’re excited to have seen momentum building last quarter as we move toward the first launch of our Vigoride orbital transfer vehicle to low earth orbit," said Momentus Chief Executive John Rood. “We recently shipped the Vigoride spacecraft to Cape Canaveral, Florida for integration onto a SpaceX rocket. Cape Canaveral has been the site of so many historic firsts in space, and we’re looking forward to a historic first for our company when we put the Vigoride spacecraft in orbit for the first time.”
Rood went on to say “We’re grateful for the cooperation and dedication shown by our U.S. government partners to enable Momentus to obtain all the necessary government licenses and approvals needed to launch Vigoride 3, a separate third-party deployer system, and customer satellites on the SpaceX Transporter-5 mission targeted for this month.”

First Quarter 2022 Business Highlights:

•Completed a series of extensive ground tests on the Vigoride spacecraft targeted to launch this month. These tests included system-level thermal vacuum testing, which closely simulates the environment Vigoride will encounter in space, and vibration testing, which simulates the environment the spacecraft will encounter during launch.
•Delivered the Vigoride 3 spacecraft to the launch site at Cape Canaveral, Florida for integration on the SpaceX Falcon 9 launch vehicle.
•Integrated customer satellites and an experimental customer payload onto the Vigoride spacecraft.
•In addition to a port for the Vigoride orbital transfer vehicle, Momentus purchased a second port on the SpaceX Transporter-5 mission to use a third-party deployer system to place other customer satellites in orbit. This is part of the Company’s effort to explore providing services as a ride share aggregator and deploying customer satellites that have less complex requirements at lower cost.
•Signed Launch Services Agreements for four additional SpaceX missions including Transporter-6, targeted for October 2022, Transporter-7, targeted for January 2023, Transporter-8, targeted for April 2023, and Transporter-9, targeted for October 2023.
•Took substantial steps to address regulatory matters affecting the Company culminating in obtaining all the necessary government licenses and approvals for Momentus to launch its first orbital transfer vehicle to space. This included:
◦Continued implementation of our National Security Agreement (NSA) with the U.S. Government, which is overseen by the Department of Defense and Department of the Treasury;
◦Approval of license updates from the National Oceanic and Atmospheric Administration (NOAA) both during the quarter and after the close of the quarter;
◦Obtaining a license from the Federal Communications Commission (FCC) for our first Vigoride launch after the end of the quarter; and
◦Approval of a favorable payload determination from the Federal Aviation Administration (FAA) after the end of the quarter.

•Added key talent with impressive and long careers that will provide a competitive advantage. (This occurred during the quarter and after the end of the quarter). Key talent additions included:
◦Charles Chase, Vice President of Engineering;
◦Nick Zello, Vice President of Manufacturing and Operations;
◦Gary Bartmann, Vice President of Supply Chain; and
◦Jason Garkey, Chief Security Officer.
“The caliber of the leaders we added recently is truly impressive,” said Momentus Chief Executive John Rood. “They have extensive track records of success over several decades in the aerospace industry. They give our team a major competitive advantage. We are determined to build a team of highly talented people dedicated to making our compelling vision for the new space economy become a reality.”

Conference Call Information

Momentus Inc. will host a conference call to discuss the results today, May 10, 2022, at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). To access the conference call, participants should dial +1 (800) 348-8613 and enter the conference ID number 281764. International participants should dial +1 (973) 528-0141. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.momentus.space/events-and-presentations. A recording of the webcast will also be available following the conference call.

About Momentus Inc.

Momentus is a U.S. commercial space company that plans to offer in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development. The Company anticipates flying its first Vigoride vehicle to Low Earth Orbit on a third-party launch provider as early as May 2022.

Forward-Looking Statements
This press release contains certain statements which may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. The words “may,” “will,” “anticipate,” “believe,” “expect,” “continue,” “could,” “estimate,” “future,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “aim,” “strive,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.
Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the ability of the Company to obtain licenses and government approvals for its missions, which are essential to its operations; the ability of the Company to effectively market and sell satellite transport services and planned in-orbit services; the ability of the Company to protect its intellectual property and trade secrets; the development of markets for satellite transport and in-orbit services; the ability of the Company to develop, test and validate its technology, including its water plasma propulsion technology; delays or impediments that the Company may face in the development, manufacture and deployment of next generation satellite transport systems; the ability of the Company to convert backlog or inbound inquiries into revenue; changes in applicable laws or regulations and extensive and evolving government regulations that impact operations and business, including export control license requirements; the ability to attract or maintain a qualified workforce with the required security clearances and requisite skills; product service or product or launch failures or delays that could lead customers to use competitors’ services; investigations, claims, disputes, enforcement actions, litigation and/or other regulatory or legal proceedings; the effects of the COVID-19 pandemic on the Company’s business; the Company’s ability to comply with the terms of its National Security Agreement and any related compliance measures instituted by the director who was approved by the CFIUS Monitoring Agencies (the “Security Director”); the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and/or other risks and uncertainties. These are only some of the factors that may affect the forward-looking statements contained in this press release. For a discussion identifying additional important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, see the company’s filings with the U.S. Securities and Exchange Commission including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent quarterly reports on Form 10-Q. The company’s filings may be accessed through the Investor Relations page of its website, investor.momentus.space, or through the website maintained by the SEC at www.sec.gov. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

First Quarter 2022 Financial Results
MOMENTUS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share data)

	Three Months Ended March 31,
	2022	2021
Service revenue [1]	$—	$130
Cost of revenue [2]	—	48
Gross margin	—	82
Operating expenses:
Research and development expenses	9,971	9,906
Selling, general and administrative expenses	14,853	14,005
Total operating expenses	24,824	23,911
Loss from operations	(24,824)	(23,829)

Other income (expense):
Decrease (increase) in fair value of SAFE notes	—	81,564
Decrease (increase) in fair value of warrants	(451)	8,083
Realized loss on disposal of asset	(70)	—
Interest income	—	1
Interest expense	(1,492)	(968)
Other income (expense)	3	(179)
Total other income (expense)	(2,010)	88,500
Net income ( loss)	$(26,834)	$64,671
Net income ( loss) per share, basic	$(0.34)	$1.03
Net income ( loss) per share, fully diluted	$(0.34)	$(0.28)
Weighted average shares outstanding, basic	79,958,383	62,733,080
Weighted average shares outstanding, fully diluted	79,958,383	87,684,818
1 - Revenue recognized related to the cancellation of a customer contract, resulting in the forfeiture of a customer deposit
2 - The cost of revenue represents costs incurred related to one of the cancelled contracts.

MOMENTUS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$135,602	$160,036
Restricted cash, current	100	197
Prepaids and other current assets	7,984	9,431
Total current assets	143,686	169,664
Non-current assets:
Property, machinery and equipment, net	4,726	4,829
Intangible assets, net	656	349
Operating right-of-use asset	7,282	7,604
Restricted cash, non-current	324	314
Other non-current assets	5,750	3,065
Total assets	$162,424	$185,825

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	3,289	1,911
Accrued expenses	9,568	9,785
Loan payable, current	9,432	20,907
Operating lease liability, current	1,143	1,189
Share repurchase liability, current	6,000	—
Other current liabilities	5,090	5,075
Total current liabilities	34,522	38,867
Contract liabilities, non-current	1,654	1,554
Loan Payable, non-current	11,303	—
Warrant liability	6,200	5,749
Operating lease liability, non-current	7,002	7,284
Other non-current liabilities	488	483
Total non-current liabilities	26,647	15,070
Total liabilities	61,169	53,937

Shareholders’ equity (deficit):
Common stock, $0.00001 par value; 250,000,000 shares authorized and 81,755,715 issued and outstanding as of March 31, 2022; 142,804,498 shares authorized and 81,211,781 issued and outstanding as of December 31, 2021	1	1
Additional paid-in capital	336,771	340,570
Accumulated deficit	(235,517)	(208,683)
Total shareholders’ deficit	101,255	131,888
Total Liabilities and Shareholders’ Deficit	$162,424	$185,825

MOMENTUS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net income (loss)	$(26,834)	$64,671
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	294	199
Amortization of debt discount and issuance costs	742	718
Accrued interest	13	—
Increase in fair value of warrants	451	(8,083)
Increase in fair value of SAFE notes	—	(81,564)
Impairment of prepaid launch costs	—	750
Loss on disposal of fixed and intangible assets	70	—
Stock-based compensation expense	2,212	5,768
Changes in operating assets and liabilities:
Prepaids and other current assets	1,447	(9,246)
Other non-current assets	(2,685)	93
Accounts payable	1,387	(97)
Accrued expenses	(273)	5,120
Other current liabilities	14	80
Contract liabilities	100	146
Lease liabilities and right-of-use assets	(6)	245
Other non-current liabilities	6	—
Net cash used in operating activities	(23,062)	(21,199)

Cash flows from investing activities:
Purchase of property, machinery and equipment	(290)	(429)
Purchases of intangible assets	(231)	(3)
Net cash used in investing activities	(521)	(431)

Cash flows from financing activities:
Proceeds from issuance of SAFE notes	—	30,853
Proceeds from issuance of loan payable	—	25,000
Proceeds from exercise of stock options	48	24
Payment for repurchase of Section 16 Officer common shares for tax coverage exchange	(59)	—
Payment of notes payable	(927)	—
Payment of debt issuance costs	—	(144)
Payment of warrant issuance costs	—	(31)
Net cash provided by financing activities	(938)	55,702

Increase in cash and cash equivalents	(24,521)	34,071
Cash and cash equivalents, beginning of period	160,547	23,520
Cash and cash equivalents, end of period	$136,026	$57,591

Supplemental disclosure of non-cash investing and financing activities
Deferred offering costs in accounts payable and accrued expenses at period end	$—	$861
Operating lease right-of-use assets in exchange for lease obligations	$—	$8,501
Share repurchase liability fair value	$6,000	$—

Supplemental disclosure of cash flow information
Cash paid for interest	$750	$250

Reclassifications
Certain reclassifications have been made to the prior year’s financial statements to conform to the current year’s presentation. None of the reclassifications have changed the total assets, liabilities, shareholders’ deficit, income, expenses or net losses previously reported.
Use of Non-GAAP Financial Measures (unaudited)
This press release references certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines non-GAAP selling, general, and administrative expenses and research and development expenses as those respective GAAP amounts, excluding stock-based compensation and non-recurring items not indicative of core operating performance None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company that is helpful in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.
Quarterly adjusted EBITDA
A reconciliation of adjusted EBITDA to net loss for the three months ended March 31, 2022, March 31, 2021, and December 31, 2021, is set forth below:

	Three Months Ended
(in thousands)	March 31, 2022	March 31, 2021	December 31, 2021
Net Income (Loss)	$(26,836)	$64,671	$(2,729)
Income tax expense	—	—	1
Interest income	—	(1)	—
Interest expense	1,492	968	5,544
Depreciation & amortization	294	199	324
EBITDA	(25,049)	65,837	3,140
(Decrease) increase in fair value of SAFE notes	—	(81,564)	—
(Decrease) increase in fair value of warrants	451	(8,083)	(27,505)
Realized loss on disposal of assets	70	—	17
Investment banking fees related to SAFE financing	—	178	—
Prepaid launch deposit impairment	—	750	—
SEC and CFIUS legal expenses	795	3,873	464
Reduction in SEC and CFIUS legal expenses due to fee dispute resolution	—	—	(2,551)
Class action litigation legal expenses	795	—	797
Other non-recurring legal expenses	114	—	—
SEC compliance costs	2,135	—	1,073
NSA compliance costs	978	—	905
Severance and other related expenses[1]	350	—	(13)
Stock-based compensation	2,212	5,768	7,265
Adjusted EBITDA	$(17,149)	$(13,240)	$(16,407)
1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended March 31, 2022, March 31, 2021, and December 31, 2021, is set forth below:

	Three Months Ended
(in thousands)	March 31, 2022	March 31, 2021	December 31, 2021
Selling, general, and administrative expenses	$14,853	$14,005	$13,103
Stock-based compensation	1,839	5,700	5,109
SEC and CFIUS legal expenses	795	3,873	464
Reduction in SEC and CFIUS legal expenses due to fee dispute resolution	—	—	(2,551)
Class action litigation legal expenses	795	—	797
Other non-recurring legal expenses	114	—	—
SEC compliance costs	2,135	—	1,073
NSA compliance costs	978	—	905
Severance and other related expenses[1]	—	—	(13)
Non-GAAP selling, general, administration expenses	$8,197	$4,432	$7,318
1 - Loss contingencies for certain severance agreements were reversed when the Company determined they would not be signed and paid
A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended March 31, 2022, March 31, 2021, and December 31, 2021, is set forth below:

	Three Months Ended
(in thousands)	March 31, 2022	March 31, 2021	December 31, 2021
Research and development expenses	$9,971	$9,906	$11,574
Prepaid launch deposit impairment	—	750	—
Stock-based compensation	373	68	2,156
Severance and other related expenses	350	—	—
Non-GAAP Research and development expenses	$9,248	$9,088	$9,418
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For media inquiries:
press@momentus.space

For investor relations inquiries:
investors@momentus.space